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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 30, 2004
                                                       (NOVEMBER 30, 2004)





                                SPATIALIGHT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          New York                     000-19828              16-1363082
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(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)



Five Hamilton Landing, Suite 100, Novato, California          94949
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


        Registrant's telephone number, including area code (415) 883-1693
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                                TABLE OF CONTENTS



1. Item 1.01  Entry into a Material Definitive Agreement; and

   Item 2.03  Creation of a Direct Financial Obligation; and

   Item 3.02  Unregistered Sales of Equity Securities; and

   Item 9.01  Financial Statements and Exhibits.


2. Item 1.01  Modification of a Material Definitive Agreement; and

   Item 2.04  Triggering Events That Increase a Direct Financial Obligation.


3. Item 9.01  Financial Settlements and Exhibits.


   SIGNATURES



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1.       ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; AND
         ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION; AND
         ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Exhibit 99.1


2.      ITEM 1.01 MODIFICATION OF A MATERIAL DEFINITIVE AGREEMENT; AND
        ITEM 2.04 TRIGGERING EVENTS THAT INCREASE A DIRECT FINANCIAL OBLIGATION.


         As a condition to SpatiaLight, Inc. and its subsidiaries (collectively, SpatiaLight) entering into the senior secured convertible financing transaction described in Exhibit 99.1 hereto (the Transaction) and pursuant to the transaction documents attached as exhibits hereto (the Transaction Documents), the investors required Argyle Capital Management Corporation (Argyle), of which Robert A. Olins, Chief Executive Officer and a Director of SpatiaLight, is President, to enter into the Intercreditor and Subordination Agreement (the Intercreditor Agreement) attached hereto as Exhibit 10.11, pursuant to which Argyle agreed to subordinate its security interest in the assets of SpatiaLight to the interest in the Notes, attached hereto as exhibits 10.2-10.6, held by the investors.

         In consideration for Argyle entering into the Increditor Agreement and because under the terms and conditions of the Transaction Documents the proceeds from the Transaction cannot be used to repay debt, the Board of Directors of SpatiaLight (Mr. Olins did not participate in this matter as a member of the Board) authorized SpatiaLight to enter into the Extension and Modification Agreement between SpatiaLight and Argyle attached hereto as Exhibit 10.16 and authorized the prepayment in January 2005 of interest payable to Argyle in Common Shares of SpatiaLight under such Agreement for the term of the underlying note.

3.       ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

            10.1  Securities Purchase Agreement

            10.2  Senior Secured Convertible Note - Smithfield Fiduciary LLC

            10.3 Senior Secured Convertible Note - Portside Growth and Opportunity Fund

            10.4  Senior Secured Convertible Note - Bluegrass Growth Fund, Ltd.

            10.5  Senior Secured Convertible Note - Bluegrass Growth Fund, L.P.



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            10.6  Additional Investment Right - Bluegrass Growth Fund, L.P.

            10.7  Additional Investment Right - Bluegrass Growth Fund, Ltd.

            10.8 Additional Investment Right - Portside Growth and Opportunity Fund

            10.9  Additional Investment Right - Smithfield Fiduciary LLC

            10.10 Registration Rights Agreement

            10.11 Intercreditor and Subordination Agreement

            10.12 Equity Financing Commitment Letter

            10.13 Korean Pledge Agreement

            10.14 Pledge and Security Agreement

            10.15 Negative Pledge Agreement

            10.16 Extension and Modification Agreement

            99.1  Press Release, dated December 6, 2004

All exhibits are dated as of November 30, 2004, unless otherwise indicated.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2004

                                SPATIALIGHT, INC.


                                By: /s/ ROBERT A. OLINS
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                                    Name: Robert A. Olins
                                    Title: Chief Executive Officer
                                    (Principal Executive, Financial and
                                    Accounting Officer)